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               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                      _____________________

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                      _____________________


Date of Report (Date of earliest event reported):  October 14, 1998

                          TOYS "R" US, INC.
       (Exact Name of Registrant as Specified in Charter)


        Delaware                 1-11609            22-3260693
(State or Other Jurisdiction   (Commission        (IRS Employer
   of Incorporation)           File Number)    Identification No.)


      461 From Road, Paramus, New Jersey         07652
     (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:(201) 262-7800


  (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

          On October 14, 1998 the Federal Trade Commission ("FTC") upheld an Initial Decision issued over a year ago by FTC Administrative Law Judge James P. Timony in In the Matter of Toys "R" Us, Inc. That decision orders the Company to cease telling manufacturers that the Company reserves the right not to purchase items those manufacturers sell to warehouse clubs. The FTC has not sought any monetary damages. The Company intends to appeal the FTC's action in the U.S. Court of Appeals.







































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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TOYS "R" US, INC.



Dated: October 16, 1998              By:   /s/ Louis Lipschitz
                                     Louis Lipschitz
                                     Executive Vice President and Chief
                                     Financial Officer





























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